UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 30, 2023

SILICON LABORATORIES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-29823	74-2793174
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

400 West Cesar Chavez, Austin, TX	78701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 416-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	SLAB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Securities Exchange Act of 1934. ☐

Item 1.01. Entry into a Material Definitive Agreement

On June 30, 2023, Silicon Laboratories Inc. (the “Company”) entered into the Fifth Amendment to Credit Agreement (the “Fifth Credit Agreement Amendment”) with Wells Fargo Bank, National Association (“Wells Fargo”), as administrative agent, and a syndicate of lenders. The Fifth Credit Agreement Amendment amends the Company’s original credit agreement (as amended prior to the Fifth Amendment, the “Original Credit Agreement”, and as amended by the Fifth Credit Agreement Amendment, the “Amended Credit Agreement”) with Wells Fargo (as successor to Bank of America, N.A.) as administrative agent and the syndicate of lenders party thereto, in order to, among other things, (i) extend the maturity date of the revolving credit facility (the “Revolving Credit Facility”) to five years from the closing date, (ii) provide that (A) the Revolving Credit Facility, other than swingline loans, will bear interest at the Adjusted Term SOFR rate plus an applicable margin or, at the option of the Company, the base rate (defined as the highest of the Wells Fargo prime rate, the Federal Funds rate plus 0.50% and the Adjusted Term SOFR plus 1.00%) plus an applicable margin, (B) swingline loans accrue interest at a per annum rate based on the base rate plus the applicable margin for base rate loans and (C) the applicable margins for the Adjusted Term SOFR rate loans range from 1.00% to 1.75% and for base rate loans range from 0.00% to 0.75%, depending in each case, on the consolidated leverage ratio as defined in the Amended Credit Agreement, and (iii) eliminate the Secured Leverage Ratio financial maintenance covenant.

The foregoing descriptions are subject to, and qualified in their entirety by, the Fifth Credit Agreement Amendment. The Fifth Credit Agreement Amendment is attached hereto as Exhibit 10.1 and the terms thereof are incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

10.1            Fifth Amendment to Credit Agreement, dated June 30, 2023, by and among Silicon Laboratories Inc., the subsidiaries of the borrower identified therein, Wells Fargo Bank, National Association and the lenders party thereto.

104            Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILICON LABORATORIES INC.

July 3, 2023	/s/ John C. Hollister

Date	John C. Hollister Senior Vice President and Chief Financial Officer (Principal Financial Officer)